                                                                    Exhibit 20.2

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2001-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2001-1 Supplement, dated as of January 31, 2001, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 2003 and with respect to the performance of the Trust during the month of April, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2001-1 Supplement.

A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

             1 The amount of the current monthly distribution in respect of Class A
               Monthly Principal                                                                     $               0.00
                                                                                                     --------------------
             2 The amount of the current monthly distribution in respect of
               Class B Monthly Principal                                                             $               0.00
                                                                                                     --------------------

             3 The amount of the current monthly distribution in respect of
               Collateral Monthly Principal                                                          $               0.00
                                                                                                     --------------------

             4 The amount of the current monthly distribution in respect of
               Class A Monthly Interest                                                              $               1.23
                                                                                                     --------------------

             5 The amount of the current monthly distribution in respect of
               Class A Additional Interest                                                           $               0.00
                                                                                                     --------------------

             6 The amount of the current monthly distribution in respect of
               Class B Monthly Interest                                                              $               1.47
                                                                                                     --------------------

             7 The amount of the current monthly distribution in respect of
               Class B Additional Interest                                                           $               0.00
                                                                                                     --------------------

             8 The amount of the current monthly distribution in respect of
               Collateral Minimum Monthly Interest                                                   $               1.93
                                                                                                     --------------------

             9 The amount of the current monthly distribution in respect of
               any accrued and unpaid Collateral Minimum Monthly Interest                            $               0.00
                                                                                                     --------------------

B.   Information Regarding the Performance of the Trust

             1 Collection of Principal Receivables

               (a) Available Principal Collections                                                   $      73,089,571.84
                                                                                                     --------------------

               (b) Class A Investor Default Amount treated as Available Principal Collection         $       2,083,886.30
                                                                                                     --------------------

               (c) Class B Investor Default Amount treated as Available Principal Collection         $         142,895.06
                                                                                                     --------------------

               (d) Excess Spread treated as Available Principal Collection                           $         154,802.98
                                                                                                     --------------------

             2 Principal Receivables in the Trust

               (a) The aggregate amount of Principal Receivables in the Trust
                   as of the end of the day on the last day of the related Monthly Period            $   1,631,144,927.72
                                                                                                     --------------------

               (b) The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2001-1 as of the end of the
                   day on the last day of the related Monthly Period                                 $     425,102,564.13
                                                                                                     --------------------

               (c) The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2001-1 as of the
                   end of the day on the last day of the related Monthly Period                      $     425,102,564.13
                                                                                                     --------------------

               (d) The amount of Principal Receivables in the Trust represented by the Class A Invested Amount as of the end of the day on
                   the last day of the related Monthly Period                                        $     371,964,743.62
                                                                                                     --------------------

               (e) The amount of Principal Receivables in the Trust represented by the Class A Adjusted Invested Amount as of the end of the
                   day on the last day of the related Monthly Period                                 $     371,964,743.62
                                                                                                     --------------------

               (f) The amount of Principal Receivables in the Trust represented by the Class B Invested Amount as of the end of the day on
                   the last day of the related Monthly Period                                        $      25,506,153.85
                                                                                                     --------------------

               (g) The amount of Principal Receivables in the Trust represented by the Class B Adjusted Invested Amount as of the end of the
                   day on the last day of the related Monthly Period                                 $      25,506,153.85
                                                                                                     --------------------

               (h) The amount of Principal Receivables in the Trust represented by the Collateral Invested Amount as of the end of the day on
                   the last day of the related Monthly Period                                        $      27,631,666.67
                                                                                                     --------------------

               (i) The amount of Principal Receivables in the Trust represented by the Collateral Adjusted Invested Amount as of the end of
                   the day on the last day of the related Monthly Period                             $      27,631,666.67
                                                                                                     --------------------

               (j) The Floating Allocation Percentage with respect to the
                   related Monthly Period                                                                           26.06%
                                                                                                     --------------------

               (k) The Class A Floating Percentage with respect to the
                   related Monthly Period                                                                           87.50%
                                                                                                     --------------------

               (l) The Class B Floating Percentage with respect to the
                   related Monthly Period                                                                            6.00%
                                                                                                     --------------------

               (m) The Collateral Floating Percentage with respect to the
                   related Monthly Period                                                                            6.50%
                                                                                                     --------------------

               (n) The Principal Allocation Percentage with respect to the
                   related Monthly Period                                                                           26.06%
                                                                                                     --------------------

               (o) The Class A Principal Percentage with respect to the
                   related Monthly Period                                                                           87.50%
                                                                                                     --------------------

               (p) The Class B Principal Percentage with respect to the
                   related Monthly Period                                                                            6.00%
                                                                                                     --------------------

               (q) The Collateral Principal Percentage with respect to the
                   related Monthly Period                                                                            6.50%
                                                                                                     --------------------

             3 Delinquent Balances

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                      Aggregate                 Percentage
                                       Account                   of Total
                                       Balance                 Receivables
                                     --------------            ------------
(a)    30--  59 days:                $23,701,765.11                   1.45%
(b)    60--  89 days:                $15,734,826.34                   0.96%
(c)    90+ days:                     $19,199,113.65                   1.18%
                                     --------------                   ----
       Total:                        $58,635,705.10                   3.59%
                                     ==============                   ====

 4 Investor Default Amount

               (a) The Investor Default Amount for the related Monthly Period                          $       2,381,584.34
                                                                                                       --------------------

               (b) The Class A Investor Default Amount for the related Monthly Period                  $       2,083,886.30
                                                                                                       --------------------

               (c) The Class B Investor Default Amount for the related Monthly Period                  $         142,895.06
                                                                                                       --------------------

               (d) The Collateral Default Amount for the related Monthly Period                        $         154,802.98
                                                                                                       --------------------

             5 Investor Charge-Offs

               (a) The aggregate amount of Class A Investor Charge-Offs
                   for the related Monthly Period                                                      $               0.00
                                                                                                       --------------------

               (b) The aggregate amount of Class A Investor Charge-Offs set
                   forth in 5(a) above per $1,000 of original certificate principal amount             $               0.00
                                                                                                       --------------------

               (c) The aggregate amount of Class B Investor Charge-Offs
                   for the related Monthly Period                                                      $               0.00
                                                                                                       --------------------

               (d) The aggregate amount of Class B Investor Charge-Offs
                   set forth in 5(c) above per $1,000 of original certificate principal amount         $               0.00
                                                                                                       --------------------
               (e) The aggregate amount of Collateral Charge-Offs
                   for the related Monthly Period                                                      $               0.00
                                                                                                       --------------------

               (f) The aggregate amount of Collateral Charge-Offs set forth in
                   5(e) above per $1,000 of original certificate principal amount                      $               0.00
                                                                                                       --------------------

               (g) The aggregate amount of Class A Investor Charge-Offs
                   reimbursed on the Transfer Date immediately preceding this Distribution Date        $               0.00
                                                                                                       --------------------

               (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date
                   immediately preceding this Distribution Date                                        $               0.00
                                                                                                       --------------------

               (i) The aggregate amount of Class B Investor Charge-Offs
                   reimbursed on the Transfer Date immediately preceding this Distribution Date        $               0.00
                                                                                                       --------------------

               (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date
                   immediately preceding this Distribution Date                                        $               0.00
                                                                                                       --------------------

               (k) The aggregate amount of Collateral Charge-Offs reimbursed on
                   the Transfer Date immediately preceding this Distribution Date                      $               0.00
                                                                                                       --------------------

               (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately
                   preceding Distribution Date                                                         $               0.00
                                                                                                       --------------------

             6 Investor Servicing Fee

               (a) The amount of the Class A Servicing Fee payable by the Trust
                   to the Servicer for the related Monthly Period                                      $         309,895.84
                                                                                                       --------------------

               (b) The amount of the Class B Servicing Fee payable by the Trust
                   to the Servicer for the related Monthly Period                                      $          21,250.00
                                                                                                       --------------------

               (c) The amount of the Collateral Servicing Fee payable by the
                   Trust to the Servicer for the related Monthly Period                                $          23,020.83
                                                                                                       --------------------

               (d) The amount of Servicer Interchange payable by the Trust to
                   the Servicer for the related Monthly Period                                         $         354,166.67
                                                                                                       --------------------

             7 Reallocations

               (a) The amount of Reallocated Collateral Principal Collections
                   with respect to this Distribution Date                                              $               0.00
                                                                                                       --------------------

               (b) The amount of Reallocated Class B Principal Collections

                   with respect to this Distribution Date                                              $               0.00
                                                                                                       --------------------

               (c) The Collateral Invested Amount as of the close of business
                   on this Distribution Date                                                           $      27,625,000.00
                                                                                                       --------------------

               (d) The Collateral Adjusted Invested Amount as of the close of
                   business on this Distribution Date                                                  $      27,625,000.00
                                                                                                       --------------------

               (e) The Class B Invested Amount as of the close of business
                   on this Distribution Date                                                           $      25,500,000.00
                                                                                                       --------------------

               (f) The Class B Adjusted Invested Amount as of the close of
                   business on this Distribution Date                                                  $      25,500,000.00
                                                                                                       --------------------

               (g) The Class A Invested Amount as of the close of business
                   on this Distribution Date                                                           $     371,875,000.00
                                                                                                       --------------------

               (h) The Class A Adjusted Invested Amount as of the close of
                   business on this Distribution Date                                                  $     371,875,000.00
                                                                                                       --------------------

             8 Collection of Finance Charge Receivables

               (a) The aggregate amount of Collections of Finance Charge
                   Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the
                   Class A Certificates                                                                $       4,336,458.27
                                                                                                       --------------------

               (b) The aggregate amount of Collections of Finance Charge
                   Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the
                   Class B Certificates                                                                $         297,357.14
                                                                                                       --------------------

               (c) The aggregate amount of Collections of Finance Charge
                   Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the
                   Collateral Interest                                                                 $         322,136.90
                                                                                                       --------------------

             9 Principal Funding Account

               (a) The principal amount on deposit in the Principal Funding Account
                   on the related Transfer Date                                                       $                0.00
                                                                                                       --------------------

               (b) The Accumulation Shortfall with respect to the related Monthly Period               $               0.00
                                                                                                       --------------------

               (c) The Principal Funding Investment Proceeds deposited in the
                   Finance Charge Account on the related Transfer Date to be treated as
                   Class A Available Funds                                                             $               0.00
                                                                                                       --------------------

               (d) The Principal Funding Investment Proceeds deposited in the
                   Finance Charge Account on the related Transfer date to be treated as
                   Class B Available Funds                                                             $               0.00
                                                                                                       --------------------

             10 Reserve Account

               (a) The Reserve Draw Amount on the related Transfer Date                                $               0.00
                                                                                                       --------------------

               (b) The amount of the Reserve Draw Amount deposited in the
                   Collection Account on the related Transfer Date to be treated as
                   Class A Available Funds                                                             $               0.00
                                                                                                       --------------------

               (c) The amount of the Reserve Draw Account deposited in the
                   Collection Account on the related Transfer Date to be treated as
                   Class B Available Funds                                                             $               0.00
                                                                                                       --------------------

               (d) The amount of any Reserve Account Surplus                                           $               0.00
                                                                                                       --------------------

             11 Available Funds

               (a) The amount of Class A Available Funds on deposit in the
                   Collection Account on the related Transfer Date                                     $         455,546.88
                                                                                                       --------------------

               (b) The amount of Class B Available Funds on deposit in the
                   Collection Account on the related Transfer Date                                     $          37,400.00
                                                                                                       --------------------

               (c) The amount of Collateral Available Funds on deposit in the
                   Collection

                   Account on the related Transfer Date                                                $          53,178.13
                                                                                                       --------------------

               (d) Available Principal Collections on deposit in the Collection
                   Account on the related Transfer Date                                                $               0.00
                                                                                                       --------------------

             12 Excess Spread and Excess Finance Charge Collections

               (a) Excess Finance Charge Collection                                                    $               0.00
                                                                                                       --------------------

               (b) Class A Available Funds
                        minus Class A Monthly Interest
                        minus Class A Servicing Fee
                        minus Class A Defaulted Amount                                                 $       1,487,129.26
                                                                                                       --------------------

                   Class B Available Funds
                        minus Class B Monthly Interest
                        minus Class B Servicing Fee
                        minus Class B Defaulted Amount                                                 $          95,812.08
                                                                                                       --------------------

                   Collateral Available Funds                                                          $         322,136.90
                                                                                                       --------------------

               (c) Excess Spread applied to the Class A Required Amount
                   for the Monthly Period                                                              $               0.00
                                                                                                       --------------------

               (d) Excess Spread applied to the Class A Investor Charge-Offs for
                   the related Monthly Period                                                          $               0.00
                                                                                                       --------------------

               (e) Excess Spread applied to the Class B Required
                   Amount for the related Monthly Period                                               $               0.00
                                                                                                       --------------------

               (f) Excess Spread applied to the Class B Default Amount for the related
                   Monthly Period                                                                      $               0.00
                                                                                                       --------------------

               (g) Excess Spread applied to the Class B Invested Amount for the related
                   Monthly Period                                                                      $               0.00
                                                                                                       --------------------

               (h) Excess Spread applied to the Collateral Minimum Monthly
                   Interest for the related Monthly Period and for any past due Collateral
                   Minimum Monthly Interest                                                            $          53,178.13
                                                                                                       --------------------

               (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer for the related Monthly Period or for any past due
                   Collateral Servicing Fees                                                           $          23,020.83
                                                                                                       --------------------

               (j) Excess Spread applied to the Collateral Default Amount as Available
                   Principal Collections for the related Monthly Period                                $         154,802.98
                                                                                                       --------------------

               (k) Excess Spread applied to the Collateral Invested Amount for
                   the related Monthly Period                                                          $               0.00
                                                                                                       --------------------

               (l) Excess Spread applied to the Reserve Account for the related Monthly Period         $               0.00
                                                                                                       --------------------

             13 Finance Charge Shortfall

               (a) Finance Charge Shortfall for Series 2001-1                                          $               0.00
                                                                                                       --------------------

               (b) Total Finance Charge Shortfall for all series in Group One                          $               0.00
                                                                                                       --------------------

             14 Base Rate

               (a) The Base Rate for the related Monthly Period                                                        2.54%
                                                                                                       --------------------

             15 Portfolio Yield

               (a) The Portfolio Yield for the related Monthly Period                                                  7.37%
                                                                                                       --------------------

               (b) The Portfolio Adjusted Yield for the related Monthly Period                                          N/A
                                                                                                       --------------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 12th day of May, 2003.

                               NATIONAL CITY BANK,
                              as Seller and Servicer

                           By: /s/ Thomas A. Chandler
                               -----------------------------
                         Name: Thomas A. Chandler
                         Title: Senior Vice President - Credit Card Finance